CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Net loss	$ (3,228)	$ (8,774)	$ (8,975)
Other comprehensive income (loss):
Net foreign currency translation gain (loss)	196	(816)	(3,596)
Other comprehensive income (loss), net of tax	196	(816)	(3,596)
Comprehensive loss	$ (3,032)	$ (9,590)	$ (12,571)